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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-56646, 333-53648 and 333-48572) of Tvia, Inc. of
our report dated May 7, 2002, relating to the financial statements, which appears in this Form 10-K. We also consent to the incorporation by reference of our report dated May 7, 2002 relating to the financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

San Jose, California
June 26, 2002